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                           BNY Hamilton Funds, Inc.

                       Supplement dated January 3, 2008
                                      To
         BNY Hamilton Money Market Funds Prospectus -- Classic Shares
         BNY Hamilton Money Market Funds Prospectus -- Premier Shares BNY Hamilton Money Market Funds Prospectus -- Hamilton Shares
                           each dated April 30, 2007

Effective January 2, 2008, Frank Monasterio will no longer act as Portfolio Manager for the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund"). On January 2, 2008, Colleen Meehan will assume responsibility as Portfolio Manager of the Fund.

Effective January 2, 2008, references to Frank Monasterio as Portfolio Manager of the Fund in the Prospectuses referenced above are deleted. In addition, the following paragraph is added to the section entitled "Portfolio Managers:"

BNY Hamilton New York Tax-Exempt Money Fund is managed by Colleen Meehan, who has been a portfolio manager for The Bank of New York (the "Advisor") since 2007. She has managed the Fund since January 2, 2008. Ms. Meehan is also a senior portfolio manager in the tax exempt money market area of the Dreyfus Corporation ("Dreyfus"), an affiliate of the Advisor. She is responsible for the management of national and state specific tax-free money market portfolios, and has been with Dreyfus since 1999. Prior to joining Dreyfus, she was a portfolio manager at Prudential Investments since 1980 managing many different investment vehicles. She managed Prudential's money market mutual funds - national and state specific from 1994 to 1999, tax-exempt unit trusts from 1990 to 1994, long-term municipal bond portfolios from 1984 to 1990 and was a portfolio assistant from 1980 to 1984.